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                                                                   EXHIBIT 10.38


                               STOCK OPTION PLAN

                         FOR NON-EMPLOYEE DIRECTORS OF

                            VITAMINSHOPPE.COM, INC.


                         EFFECTIVE AS OF AUGUST 1, 1999

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                                  INTRODUCTION

                  VitaminShoppe.com, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby adopts this Stock Option Plan for Non-Employee Directors of VitaminShoppe.com, Inc. The purposes of this Plan are to further the growth, development and financial success of the Corporation by providing additional incentives to its Non-Employee Directors by offering them options to purchase the Corporation's Class A Common Stock and thus aligning the interests of such directors with those of the Corporation's shareholders.



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                                    SECTION 1
                                   DEFINITIONS

                  For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

                  A. "Business Combination" shall mean a merger, consolidation, exchange offer or other business combination involving the Corporation and another corporation.

                  B. "Change in Control" shall occur (x) when any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person, but excluding
(i) any person or any Affiliate or Associate thereof who is a direct or indirect shareholder of the Corporation as of the effective date of the Plan, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, or (iii) the Corporation or any Subsidiary, becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities, other than by reason of a Business Combination, (y) upon a Business Combination if the shareholders of the Corporation (or Affiliates or Associates thereto) immediately prior to such Business Combination do not, as of the date of such Business Combination (after giving effect thereto), own a beneficial interest, directly or indirectly, in shares of voting securities of the corporation surviving such Business Combination having at least a majority of the combined voting power of such surviving corporation's then outstanding securities or (z) upon a sale by the Corporation of all or substantially all of its assets; provided that in the case of (x), (y) or (z) shareholders of the Corporation receive cash in the event giving rise to such Change of Control equal to at least 30% of the value of their shares in the Corporation.

                  C. "Class A Stock" shall mean the Class A common stock, $.01 par value of the Corporation.

                  D. "Class B Stock" shall mean the Class B common stock, $.01 par value of the Corporation.

                  E. "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

                  F. "Committee" shall mean the Board of Directors of the Corporation or a committee appointed by the Board of Directors for purposes of administration, operation and application of the Plan.

                  G. "Corporation" shall mean VitaminShoppe.com, Inc., a Delaware corporation.

                  H. "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.
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                  I. "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended, and the rules and regulations thereunder.

                  J. "Fair Market Value" With respect to the Corporation's Class A Stock shall mean: (i) in the event the Corporation's Class A Stock is not publicly traded, the fair market value of such Class A Stock, as determined by the Committee in good faith; (ii) in the event the Corporation's Class A Stock is publicly traded, the average over the ten business days ending on a Trading Day of the last reported sale price for Class A Stock on each day or, in case no such reported sale takes place during such period, the average of the closing bid and asked prices for the Class A Stock on each day during such period ending on such Trading Day, in either case on the principal securities exchange on which the Class A Stock is listed or admitted to trading, or if the Class A Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the average over the ten business days ending on a Trading Day of the last reported sale price of the Class A Stock on each day or, if no sale is publicly reported during such period, the average of the closing bid and asked quotations for the Class A Stock on each day during such period ending on such Trading Day, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Class A Stock is not listed on NASDAQ or a comparable system, the average over the ten business days ending on a Trading Day of the last reported sale price of the Class A Stock on each day or, if no sale is publicly reported, the average of the closing bid and asked prices for the Class A Stock on each day during such period ending on such Trading Day, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Class A Stock selected from time to time by the Corporation for that purpose; and (iii) in connection with an Option issued upon the commencement of an Initial Public Offering, the public offering price of Class A Stock in such Initial Public Offering. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Class A Stock is listed on any securities exchange, a business day during which such exchange was open for trading or, if the Class A Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading.

                  K. "Initial Public Offering" shall mean the closing of the first firm commitment underwritten public offering of shares of the Corporation's Class A Stock pursuant to a registration statement on Form S-1 (or any successor form) filed with the Securities and Exchange Commission.

                  L. "Non-Employee Director" shall mean a director of the Corporation who is not an employee of the Corporation or a Subsidiary and has not, within one year immediately preceding the determination of such director's eligibility, received any award under any plan of the Corporation or a Subsidiary that entitles the participants therein to acquire stock, stock options or stock appreciation rights of any such company (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Exchange Act).



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                  M. "Option" shall mean an option to purchase shares of the
Corporation's Class A Stock pursuant to the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

                  N. "Option Agreement" shall mean an Option Agreement to be entered into between the Corporation and a Participant which shall set forth the terms and conditions of the Options granted to such Participant and shall be substantially in the form attached hereto as Exhibit A.

                  O. "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

                  P. "Participant" shall mean a Non-Employee Director who is granted an Option under the Plan.

                  Q. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  R. "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

                                    SECTION 2
                                 ADMINISTRATION

                  The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions and procedures relating to the Plan and shall make all determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the selection of directors to receive Options under the Plan, the number of shares subject to any Option, the exercise price of any Options (other than the determination of Fair Market Value as provided herein), the date upon which any Option shall become exercisable or the timing of grants of Options under the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section 5 of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.







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                                    SECTION 3
                                SHARES AVAILABLE

                  Subject to adjustment as provided for in Section 7 of the Plan, the maximum aggregate number of shares for which Options may be granted under the Plan shall not exceed 300,000 shares of the Corporation's Class A Stock. Shares of Class A Stock subject to Options granted under the Plan shall be counted against the maximum number of shares for which Options may be granted, but only to the extent that the option remains exercisable or has been exercised. Stock Options awarded under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Class A Stock, issued shares of Class A Stock held in the Corporation's treasury or shares of Class A Stock acquired on the open market.

                                    SECTION 4
                       ELIGIBILITY; GRANT OF STOCK OPTIONS

                  Any individual who is a Non-Employee Director on the date of adoption of this Plan shall be granted an Option to purchase 25,000 shares of Class A Stock upon the commencement of an Initial Public Offering by the Corporation. Any individual who is elected or appointed to serve as a Non-Employee Director after the date of adoption of this Plan shall be granted an Option to purchase 25,000 shares of Class A Stock as of the date of such election or appointment. In addition, each Non-Employee Director shall be granted an Option to purchase 5,000 shares of Class A Stock on the third anniversary of his previous grant under the Plan.

                                    SECTION 5
                             AUTHORITY OF COMMITTEE

                  The Plan shall be administered by, or under the direction of, the Committee, which shall have plenary authority to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business and all actions and decisions of the Committee shall be final and binding on all parties. All interpretations and determinations of the Committee may be made in its sole discretion and shall be final, conclusive and binding on all interested parties. The authority of the Committee shall include, without limitation, the right to the following:

                  A. Procedures for Exercise of Option. The establishment of procedures for a Participant (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Class A Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares of common stock to be acquired,
(iii) to exercise all or a portion of an Option by delivering that number of shares of Class A Stock already owned by him having a Fair Market Value equal to the exercise price in the aggregate for the portion exercised and, in cases where an Option is not exercised in its entirety, to permit the Participant to deliver the shares of

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Class A Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that a Participant can in sequence utilize such newly acquired shares of Class A Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, and (iv) to engage in any form of "cashless" exercise; and

                  B. Procedures for Sale or Purchase of Class A Stock or Options. The establishment of procedures for the sale or purchase of Class A Stock or Options pursuant to Section 6 hereof.

                                    SECTION 6
                         EXERCISABILITY OF STOCK OPTIONS

                  A. General Provisions. Subject to the terms and conditions of this Section 6 and of Section 7, the exercise price of the shares of Class A Stock covered by each Option shall be the Fair Market Value of such shares on the date of the grant. Each Option granted under the Plan shall become exercisable as follows: (i) one-third upon the first anniversary of the date of grant; (ii) one-third upon the second anniversary of the date of grant; and
(iii) one-third upon the third anniversary of the date of grant.

                  B. Term of Option. The date or dates on which such Options shall become exercisable as to the number of shares of Class A Stock covered thereby shall be set forth in the Option Agreement and each Option shall expire ten (10) years from its date of grant.

                  C. Participant's Death. If a Participant dies while holding an outstanding Option, such Option, to the extent exercisable (and not exercised) on the date of his death (including Options which have vested and become non-forfeitable pursuant to Section 7C below), shall remain so exercisable by his estate (or other beneficiaries, as designated in writing by such Participant) until the end of the exercise period under the Option, unless the Committee shall otherwise provide at the time of the grant of the Option. So long as there has been no Initial Public Offering and subject to any restrictions or conditions set forth in applicable credit and other financing agreements of the Corporation and to applicable law: (i) with respect to any outstanding Option exercisable by the estate or beneficiary of a deceased Participant (including Options which have vested and become non-forfeitable pursuant to Section 7C below), such Participant's estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such Option at the then Fair Market Value of a share of Class A Stock less the exercise price; and (ii) with respect to shares of Class A Stock held of record or beneficially by the estate or beneficiary of a deceased Participant through the exercise of such Option, such estate or beneficiary shall have the right to sell to the Corporation during the one year period following the date of death of the Participant, and the Corporation shall have the obligation to purchase, such shares at their then Fair Market Value. Notwithstanding the foregoing provisions of this Section 6C, at any time during the one year period following the date of death of the Participant , the Corporation shall have the right in its sole discretion to purchase, and the estate or beneficiary of the deceased Participant shall have the

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obligation to sell to the Corporation (i) any outstanding Option exercisable by the estate or beneficiary (including Options which have vested and become non-forfeitable pursuant to Section 7C below) at the then Fair Market Value of a share of Class A Stock less the exercise price and (ii) any shares of Class A Stock held of record or beneficially by the estate or beneficiary through the exercise of an Option at their then Fair Market Value.

                  D. Participant's Termination. Except as otherwise set forth in
Section 7C below, if a Participant's service is terminated for any reason other than as described in Sections 6C above or 6E below, or if such Participant is not re-elected to his or her position, any then exercisable Option (including Options which have vested and become non-forfeitable pursuant to Section 7C below) shall remain exercisable until the end of the exercise period under such Option and all Options not exercisable on the date of such termination shall be forfeited and canceled. Notwithstanding the foregoing provisions of this Section 6D, so long as there has been no Initial Public Offering, the Corporation shall have the right in its sole discretion to purchase during the one year period following the date a Participant's service with the Corporation is terminated as described in the preceding sentence, and the Participant shall have the obligation to sell to the Corporation (i) any outstanding Option exercisable by the Participant at the then Fair Market Value of a share of Class A Stock less the exercise price and (ii) any shares of Class A Stock held of record or beneficially by the Participant through the exercise of an Option at their Fair Market Value.

                  E. Misconduct by Participant. If the Board of Directors (excluding the Participant accused of such misconduct) determines a Participant has committed a felony or an act of embezzlement, fraud, dishonesty, moral turpitude, nonpayment of an obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of the Corporation's rules resulting in loss, damage or injury to the Corporation, or if a Participant makes an unauthorized disclosure of the Corporation's trade secrets or confidential information, engages in any conduct constituting unfair competition, induces any of the Corporation's customers to breach a contract with the Corporation or induces any principal for whom the Corporation acts as agent to terminate such agency relationship, neither the Participant nor his estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors shall provide the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Board of Directors or a committee of the Board of Directors.


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                                    SECTION 7
                         ADJUSTMENT OF SHARES; MERGER OR
                     CONSOLIDATION, ETC. OF THE CORPORATION

                  A. Recapitalization, Etc. In the event there is any change in the Class A Stock of the Corporation by reason of a reorganization, recapitalization, stock conversion, stock split, stock dividend or otherwise, there shall be (i) substituted for or added to each share of Class A Stock thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Class A Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share exercise price thereof also shall be proportionately adjusted, but only to the extent such adjustment is appropriate, and (ii) an appropriate and proportionate adjustment in the maximum aggregate number of shares for which Options may be granted pursuant to Section 3 of the Plan. The Committee shall also make appropriate adjustments, if any, in the event there is any change in the Class B Stock of the Corporation by reason of a reorganization, recapitalization, stock conversion, stock split, stock dividend or otherwise without corresponding changes to the Class A Stock.

                  B. Merger, Consolidation or Change in Control of Corporation. Upon (i) the dissolution or liquidation of the Corporation or (ii) a Change in Control (each event described in (i) and (ii), a "Liquidity Event"), the Participant shall have the right immediately prior to the effective date of such Liquidity Event (or, if later, within 10 days of the Participant's notification of such event) to exercise any Option granted and still outstanding (and not otherwise expired) in whole or in part without regard to any installment or vesting provision that may have been made part of the terms and conditions of such Option(s), provided that all conditions precedent to the exercise of such Options, other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Participants of any such Liquidity Event. All such Options which are not so exercised shall be canceled and forfeited as of the effective time of any such Liquidity Event (or, if later, at the end of the applicable 10-day notice period). If the Corporation engages in a Business Combination which is not a Liquidity Event, the Corporation may, in connection with such transaction, at its option elect one of the following: provide for (i) the continuance of the options granted hereunder (either by express provision or, if the Corporation is the surviving corporation in the Business Combination, as a consequence of the failure to address the treatment of options in the applicable agreements), (ii) the substitution of new options for Options granted hereunder (which new options grant Participants the right to purchase the securities they would have received had they held Class A Stock immediately prior to the Business Combination) or (iii) acceleration of outstanding Options in which case such Business Combination will be deemed a "Liquidity Event" and Options treated in accordance with the preceding sentences of this Section 7B; provided that if in connection with such Business Combination, all of the outstanding stock options previously granted by the Corporation under any other non-director plan adopted by the Corporation are accelerated, then such Business Combination will be deemed a "Liquidity Event" and Options will be treated in accordance with the preceding sentences of this
Section 7B.

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                  C. In the event that any Participant's service as a director of the Corporation is terminated for any reason in connection with, or within one year after a Qualifying Business Combination (as defined below), notwithstanding any other provision of this Plan, such Participant's Options shall immediately vest and become non-forfeitable, but shall remain exercisable in accordance with the time periods set forth in Section 6A above. A "Qualifying Business Combination" is (x) when any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person, but excluding (i) any person or any Affiliate or Associate thereof who is a direct or indirect shareholder of the Corporation as of the effective date of the Plan, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, or (iii) the Corporation or any subsidiary of the Corporation, becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing a majority of the combined voting power of the Corporation's then outstanding securities, other than by reason of a Business Combination or (y) a Business Combination, in either case, which is not otherwise treated as a Liquidity Event for purposes of this Section 7C but in which shareholders of the Corporation (or their Affiliates or Associates) immediately prior to the Business Combination cease to own a majority of the voting securities of the surviving corporation.

                                    SECTION 8
                            MISCELLANEOUS PROVISIONS

                  A. Assignment or Transfer. No grant or award of any Option under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Options granted hereunder shall be exercisable only by the Participant.

                  B. Investment Representation. Upon the exercise of an Option, the Committee may require, as a condition of receiving Class A Stock, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

                  C. Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any Option granted under the Plan or to any Participant.

                  D. Plurals and Gender. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

                  E. Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.


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                  F. Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

                  G. Cooperation of Parties. All parties of this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

                  H. Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

                  I. Nonguarantee. Nothing contained in this Plan shall be construed to confer any right with respect to continuation of service as a director of the Corporation or nomination to serve as a director of the Corporation, nor shall it interfere in any way with any rights which the Non-Employee Director or the Corporation may have to terminate his directorship at any time.

                  J. Notices. Each notice relating to this Plan shall be in writing and delivered in person, by air courier or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at: VitaminShoppe.com, Inc., 444 Madison Avenue, Suite 802, New York, NY 10022, Attn: President and Chief Executive Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained on the Committee's records.

                  K. Written Agreements. Each Option granted under the Plan shall be evidenced by a signed written Stock Option Agreement between the Corporation and the Participant containing the terms and conditions of the Option.

                  L. Conflict. In the event of any conflict between the terms of this Plan and any Option Agreement, the terms hereof shall control.

                                    SECTION 9
                        AMENDMENT OR TERMINATION OF PLAN

                  The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided, however, that any amendments requiring shareholder approval under any applicable rule of the Securities and Exchange Commission, any stock exchange, the NASDAQ National Market or other regulatory body shall be subject to approval by the shareholders of the Corporation in the manner required by such rule. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.


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                                   SECTION 10
                                  TERM OF PLAN

                  The Plan shall remain in effect until July 31, 2009, which is the day prior to the tenth anniversary of the effective date of the Plan, unless sooner terminated by the Board of Directors of the Corporation. No Options may be granted under the Plan subsequent to the termination of the Plan.


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